UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

CMGI, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23262	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices) (Zip Code)

(781) 663-5001

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On August 26, 2005, Jonathan A. Kraft resigned from the Board of Directors of CMGI, Inc., citing the time required by his personal commitments and professional obligations with The Kraft Group as the reasons for his resignation, which is effective immediately. CMGI intends to appoint a replacement to the Board of Directors as soon as a suitable candidate is identified.

On September 1, 2005, CMGI issued a press release regarding Mr. Kraft’s resignation. The press release is incorporated herein by reference and filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Press release of CMGI, Inc. dated September 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005	CMGI, INC.

/s/ Thomas Oberdorf
By: Thomas Oberdorf
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press release of CMGI, Inc. dated September 1, 2005.